HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST
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                       THE HILLMAN FOCUSED ADVANTAGE FUND
                        THE HILLMAN ADVANTAGE EQUITY FUND
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                                   SUPPLEMENT
                              Dated August 24, 2006


This Supplement to the Prospectuses and Statement of Additional Information dated July 10, 2006 for The Hillman Focused Advantage Fund and The Hillman Advantage Equity Fund (each a "Fund" and collectively the "Funds"), each a series of the Hillman Capital Management Investment Trust, updates the Prospectuses and Statement of Additional Information to revise the information as described below. For further information, please contact the Funds toll-free at 1-800-525-3863. You may also obtain additional copies of the Funds' Prospectuses and Statement of Additional Information, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Funds toll-free at the number above.

o All references in the Prospectuses and SAI to the address of Hillman Capital Management, Inc., the investment advisor to the Funds, should be amended to read as follows:

                        Hillman Capital Management, Inc.
                        7600 Wisconsin Avenue, Suite 650
                            Bethesda, Maryland 20814

o On page 13 of the No Load Shares Prospectus, the section entitled "Investing In The Funds - Minimum Investment" is being amended in its entirety and replaced with the following:

          The No Load Shares are sold and redeemed at net asset value. No Load Shares may be purchased by any account managed by the Advisor and any other financial intermediaries or broker-dealers authorized to sell No Load Shares in the Funds. The minimum initial investment for purchasing No Load Shares is $100,000 and the minimum additional investment is $500 ($100 for those participating in an automatic investment plan). The Funds may, in the Advisor's sole discretion, waive the minimum investment required for No Load Shares for certain categories of investors. These categories include the following: (i) persons who invest in the Funds directly (i.e., not through any financial intermediary); (ii) persons who invest through either fee-based platform services programs or mutual fund "supermarket" programs of certain broker-dealers and other financial intermediaries;
          (iii) Trustees and officers of the Funds; (iv) clients of the Advisor;
          (v) employees of the Advisor (and their immediate family); (vi) persons who were invested in the Funds prior to July 10, 2006 (and their immediate family); and (vii) persons who invest through employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended.

          The fees and expenses of the No Load Shares are lower than the fees and expenses associated with Class A, B and C Shares of the Funds. This lower fee structure for No Load Shares is a result of separate arrangements for shareholder and distribution services and is not the result of any difference in amounts charged by the Advisor for investment advisory services. Investors should note that different fees and expenses among classes of shares of the Fund may affect investment performance of those shares.

o On page 12 of the Statement of Additional Information, the second paragraph of the section entitled "Additional Purchase and Redemption Information - Sales Charges" is being amended in its entirety and replaced with the following:

          The Distributor may, out of its own resources and assets or through an existing financing arrangement with the Advisor and/or Administrator, pay commissions to broker-dealers for selling Class B Shares and Class C Shares, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge if redeemed. The Distributor may pay such broker-dealers a commission of up to 5% of the amount invested in Class B Shares subject to a contingent deferred sales charge and up to 1% of the amount invested in Class C Shares subject to a contingent deferred sales charge. Should the Distributor decide to pay such commissions to broker-dealers through its existing financing arrangement with the Advisor and/or the Administrator, the financing arrangement will work as follows. The Advisor and/or the Administrator will forward to the Distributor a payment equal to an estimated amount of commissions. When the Distributor pays a commission to a broker-dealer for selling Class B Shares, the Advisor and/or the Administrator, as applicable, will receive payments under the Fund's Rule 12b-1 Plan. During the first year following the sale of Class B Shares, these payments will equal 1.00% of the average daily net assets of the Class B Shares that were sold. After the first year, these payments will equal 0.75% of the average daily net assets of the Class B Shares that were sold. When the Distributor pays a commission to a broker-dealer for selling Class C Shares, the Advisor and/or the Administrator will receive payments under the Fund's Rule 12b-1 Plan for one year following the sale of such Class C Shares. These payments will equal 1.00% of the average daily net assets of the Class C Shares that were sold. If Class B Shares or Class C Shares are redeemed, then the Advisor and/or the Administrator will receive any contingent deferred sales charges collected by the Distributor and will no longer receive payments under the Fund's Rule 12b-1 Plan with respect to the redeemed shares. In the event that the Distributor pays such commissions out of its own resources (and not under such a financing arrangement), the Distributor may then receive any contingent deferred sales charges imposed on redemptions of those shares and all or a portion of the compensation with respect to those shares under the Funds' Rule 12b-1 Plans.



          Investors Should Retain This Supplement For Future Reference
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